EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 31st day of March, 2009.

/s/ MICHAEL G. SANCHEZ
Michael G. Sanchez
President and Chief Executive Officer
(Principal Executive Officer)

/s/ PAUL R. GARRIGUES
Paul R. Garrigues
Chief Financial Officer
(Principal Financial and Accounting Officer)